TD ASSET MANAGEMENT USA FUNDS INC.

TD Money Market Portfolio
TD U.S. Government Portfolio
TD Municipal Portfolio
TD California Municipal Money Market Portfolio
TD New York Municipal Money Market Portfolio

Supplement dated April 7, 2017
to the Statement of Additional Information (“SAI”),
dated February 28, 2017

The third paragraph in the section of the SAI entitled “Investment Management, Distribution and other Services — Distribution” is deleted in its entirety and replaced with the following:

The Board has adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits (i) the Investor Class of each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio to pay from its assets distribution fees at a rate not to exceed 0.11% of its annual average daily net assets, (ii) the Investor Class of the California Portfolio to pay from its assets distribution fees at a rate not to exceed 0.08% of its annual average daily net assets, (iii) the Investor Class of the New York Portfolio to pay from its assets distribution fees at a rate not to exceed 0.04% of its annual average daily net assets, (iv) Class A of each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio to pay from its assets distribution fees at a rate not to exceed 0.21% of its annual average daily net assets, (v) Class A of the California Portfolio to pay from its assets distribution fees at a rate not to exceed 0.18% of its annual average daily net assets, (vi) Class A of the New York Portfolio to pay from its assets distribution fees at a rate not to exceed 0.14% of its annual average daily net assets, (vii) the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets, and (viii) the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.21% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

Shareholders should retain this Supplement for future reference.

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